UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10067

Eaton Vance Variable Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2006

Item 1. Reports to Stockholders

Semiannual Report June 30, 2006

EATON VANCE
VT
FLOATING-
RATE
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2006

INVESTMENT UPDATE

The Fund

Performance for the six months ended June 30, 2006

•                  The Fund had a total return of 2.19% for the six months ended June 30, 2006.(1) That return was the result of a decrease in net asset value per share (NAV) to $10.03 on June 30, 2006, from $10.08 on December 31, 2005, and the reinvestment of all dividends.

•                  The Fund distributed $0.269 in income dividends during the six months ended June 30, 2006. Based on a $10.03 NAV on June 30, 2006, the Fund had a distribution rate of 5.56%.(2) The Fund’s SEC 30-day yield at June 30, 2006 was 5.55%.(3)

•                  For comparison, the S&P/LSTA Leveraged Loan Index – an unmanaged loan market index – had a return of 3.00% for the six months ended June 30, 2006.(4) The Lipper Loan Participation Funds Classification – the Fund’s peer group – had an average total return of 2.50% for the same period.(4)

Investment Environment

•                  The Federal Reserve (the Fed) continued to push short-term interest rates higher in its effort to fight inflation. The Fed raised its Federal Funds rate – a short-term interest rate benchmark – on four more occasions during the six months ended June 30, 2006, to its highest levels in five years. Floating-rate loans, with reset provisions that adjust interest rates to changes in LIBOR (London Inter-Bank Offered Rate), produced higher income returns during the period.

The Fund’s Investments

•                  The Fund’s investments included 309 borrowers at June 30, 2006, and reflected a continuing increase in the number of issuers and an effort to diversify further. The Fund’s average loan size was just 0.35% of net assets, and no industry constituted more than 7.0% of its loan portfolio. Building and development (which includes companies that manage/own apartments, shopping malls and commercial office buildings, among others), cable and satellite television, health care, chemicals & plastics and radio & television were the Fund’s largest sector weightings.*

•                  With default rates low by historical standards, the loan market remained fundamentally sound during the six months ended June 30, 2006. Toward the end of the period, however, a surge in primary loan issuance more than offset strong demand and resulted in slightly lower loan prices. Management believes that the silver lining of slightly lower loan prices could be a bottoming-out of declining credit spreads.

•                  Management continued its investment approach of emphasizing mindful credit selection. The Fund’s slightly lower total return performance relative to its peer group during the six-month period reflected a higher-than-average cash position (invested in investment- grade commercial paper) due to the Fund’s rapid growth and management’s desire to maintain a highly diversified portfolio.

*                 Holdings and industry weightings are subject to change due to active management.

The views expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

(1)       There is no sales charge. Insurance-related charges are not included in calculations of returns. Such expenses would reduce the overall returns shown. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

(2)       The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the NAV.

(3)       The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the NAV at the end of the period and annualizing the result.

(4)       It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in NAV or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www. eatonvance.com.

FUND PERFORMANCE

Performance(1)

Average Annual Total Return (at net asset value)

One Year	4.50%
Five Years	2.58
Life of Fund (5/2/01)	2.60

(1)       The Fund has no sales charge. Returns do not include insurance-related charges. Such expenses would reduce the overall returns shown.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in NAV or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Diversification by Industries(2)

Building & Development	6.4%
Cable & Satellite Television	4.9
Health Care	4.9
Chemicals & Plastics	4.4
Radio & Television	4.1
Telecommunications	3.6
Business Equip. & Services	3.6
Leisure Goods/Activities/Movies	3.5
Publishing	3.4
Food Service	3.1
Financial Intermediaries	3.0
Oil & Gas	2.9
Forest Products	2.8
Automotive	2.6
Nonferrous Metals/Minerals	2.5
Food Products	2.4
Containers & Glass Products	2.2
Lodging & Casinos	2.2
Utilities	1.9
Aerospace & Defense	1.8%
Conglomerates	1.8
Retailers (Except Food & Drug)	1.5
Beverage & Tobacco	1.4
Electronics/Electrical	1.4
Ecological Services & Equip.	1.3
Equipment Leasing	1.1
Food/Drug Retailers	0.9
Home Furnishings	0.9
Industrial Equipment	0.8
Clothing/Textiles	0.8
Insurance	0.7
Rail Industries	0.5
Surface Transport	0.4
Farming/Agriculture	0.3
Drugs	0.2
Cosmetics/Toiletries	0.2
Air Transport	0.2
Steel	0.1

(2)          Diversification by Industries breakdown reflects the Fund’s investments in senior floating rate interests and corporate bonds and notes as of June 30, 2006. Industries are shown as a percentage of the Fund’s total investments. Statistics may not be representative of current or future investments and may change due to activemanagement.

Diversification by Sectors(3)

By total investments

(3)   Diversification by Sectors breakdown reflects the Fund’s investments as of June 30, 2006. Sectors are shown as a percentage of the Fund’s total investments. Statistics may not be representative of current or future investments and may change due to active management.

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur ongoing costs including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 – June 30, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: This second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy ("variable contracts") (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and will not help you determine the relative total costs of owning different funds. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

Eaton Vance VT Floating-Rate Income Fund

	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period* (1/1/06 – 6/30/06)
Actual	$1,000.00	$1,021.90	$6.17
Hypothetical
(5% return per year before expenses)	$1,000.00	$1,018.70	$6.16

* Expenses are equal to the Fund's annualized expense ratio of 1.23%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2005. Expenses shown do not include insurance related charges.

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited)

Senior, Floating Rate Interests — 77.5%(1)
Principal Amount	Borrower/Tranche Description	Value
Aerospace and Defense — 1.7%
AWAS Capital, Inc.
$314,409	Term Loan, 7.25%, Maturing March 22, 2013	$307,335
Delta Air Lines, Inc.
250,000	Term Loan, 10.02%, Maturing March 16, 2008	255,976
Dresser Rand Group, Inc.
475,613	Term Loan, 7.09%, Maturing October 29, 2011	479,834
DRS Technologies, Inc.
149,625	Term Loan, 6.65%, Maturing January 31, 2013	150,209
Hexcel Corp.
451,080	Term Loan, 6.81%, Maturing March 1, 2012	452,396
IAP Worldwide Services, Inc.
174,125	Term Loan, 8.50%, Maturing December 30, 2012	174,778
K&F Industries, Inc.
382,456	Term Loan, 7.11%, Maturing November 18, 2012	383,253
Mid-Western Aircraft Systems, Inc.
397,000	Term Loan, 7.32%, Maturing December 31, 2011	399,680
Transdigm, Inc.
425,000	Term Loan, 7.45%, Maturing June 23, 2013	425,708
		$3,029,169
Air Transport — 0.2%
United Airlines, Inc.
$218,750	Term Loan, 8.63%, Maturing February 1, 2012	$221,234
31,250	Term Loan, 9.13%, Maturing February 1, 2012	31,605
		$252,839
Automotive — 2.5%
Accuride Corp.
$357,378	Term Loan, 7.31%, Maturing January 31, 2012	$358,539
Affina Group, Inc.
281,914	Term Loan, 8.13%, Maturing November 30, 2011	282,971
Dana Corp.
500,000	DIP Loan, 7.65%, Maturing April 13, 2008	500,625
Exide Technologies, Inc.
82,267	Term Loan, 11.25%, Maturing May 5, 2010	86,381
83,275	Term Loan, 11.25%, Maturing May 5, 2010	87,439
Federal-Mogul Corp.
350,000	Term Loan, 9.10%, Maturing December 9, 2006	352,625
Goodyear Tire & Rubber Co.
1,500,000	Term Loan, 7.95%, Maturing April 30, 2010	1,508,125
TI Automotive, Ltd.
69,683	Term Loan, 8.87%, Maturing June 30, 2011	68,986

Principal Amount	Borrower/Tranche Description	Value
Automotive (continued)
Trimas Corp.
$266,089	Term Loan, 8.88%, Maturing December 31, 2009	$268,500
TRW Automotive, Inc.
147,750	Term Loan, 6.75%, Maturing October 31, 2010	147,824
408,855	Term Loan, 6.25%, Maturing June 30, 2012	408,799
United Components, Inc.
250,000	Term Loan, 7.41%, Maturing June 30, 2010	250,625
		$4,321,439
Beverage and Tobacco — 1.4%
Culligan International Co.
$346,500	Term Loan, 7.25%, Maturing September 30, 2011	$346,825
Le-Nature's, Inc.
498,747	Term Loan, 7.90%, Maturing June 23, 2010	504,046
National Dairy Holdings, L.P.
395,000	Term Loan, 7.35%, Maturing March 15, 2012	396,481
Reynolds American, Inc.
825,000	Term Loan, 7.26%, Maturing May 31, 2012	828,802
Southern Wine & Spirits of America, Inc.
336,981	Term Loan, 7.00%, Maturing June 1, 2012	338,456
		$2,414,610
Building and Development — 6.1%
Biomed Realty, L.P.
$295,000	Term Loan, 7.36%, Maturing May 31, 2010	$295,737
Capital Automotive REIT
349,983	Term Loan, 6.86%, Maturing December 16, 2010	349,709
Contech Construstion Products
299,250	Term Loan, 7.18%, Maturing January 13, 2013	299,905
Epco / Fantome, LLC
250,000	Term Loan, 8.50%, Maturing November 23, 2010	250,625
General Growth Properties, Inc.
500,000	Term Loan, 6.56%, Maturing February 24, 2011	494,750
Kyle Acquisition Group, LLC
300,000	Term Loan, 7.38%, Maturing July 20, 2010	300,000
Landsource Communities, LLC
251,000	Term Loan, 7.63%, Maturing March 31, 2010	251,941
Lion's Gables Realty Limited
104,911	Term Loan, 6.88%, Maturing September 30, 2006	105,064
LNR Property Corp.
251,663	Term Loan, 8.13%, Maturing February 3, 2008	252,036
LNR Property Holdings
50,640	Term Loan, 9.63%, Maturing March 3, 2008	50,893

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount	Borrower/Tranche Description	Value
Building and Development (continued)
Mueller Group, Inc.
$1,376,889	Term Loan, 7.47%, Maturing October 3, 2012	$1,385,617
NCI Building Systems, Inc.
249,351	Term Loan, 6.71%, Maturing June 18, 2010	249,896
Newkirk Master, L.P.
504,355	Term Loan, 6.83%, Maturing August 11, 2008	506,405
Nortek, Inc.
324,225	Term Loan, 7.35%, Maturing August 27, 2011	324,276
Ply Gem Industries, Inc.
12,469	Term Loan, 7.21%, Maturing August 15, 2011	12,469
187,031	Term Loan, 7.21%, Maturing August 15, 2011	187,031
St. Mary's Cement, Inc.
341,250	Term Loan, 7.50%, Maturing December 4, 2010	344,662
Standard Pacific Corp.
500,000	Term Loan, 6.67%, Maturing May 5, 2013	496,562
Stile Acquisition Corp.
325,598	Term Loan, 7.11%, Maturing April 6, 2013	323,030
Stile U.S. Acquisition Corp.
326,152	Term Loan, 7.11%, Maturing April 6, 2013	323,581
TE / Tousa Senior, LLC
200,000	Term Loan, 7.75%, Maturing July 29, 2008	199,750
Trizec Properties, Inc.
275,000	Term Loan, 6.65%, Maturing May 2, 2007	274,979
TRU 2005 RE Holding Co.
1,450,000	Term Loan, 8.11%, Maturing December 9, 2008	1,440,031
Trustreet Properties, Inc.
2,000,000	Term Loan, 7.11%, Maturing April 8, 2010	2,011,250
		$10,730,199
Business Equipment and Services — 3.5%
Activant Solutions, Inc.
$249,375	Term Loan, 7.19%, Maturing May 2, 2013	$247,661
Affiliated Computer Services
697,747	Term Loan, 6.79%, Maturing March 20, 2013	697,373
Affinion Group, Inc.
218,605	Term Loan, 7.92%, Maturing October 17, 2012	219,903
Buhrmann US, Inc.
293,263	Term Loan, 7.01%, Maturing December 31, 2010	294,271
DynCorp International, LLC
103,688	Term Loan, 8.06%, Maturing February 11, 2011	104,120
Gate Gourmet Borrower, LLC
177,333	Term Loan, 8.25%, Maturing March 9, 2012	178,885
22,222	Term Loan, 8.25%, Maturing March 9, 2012	22,417
IPayment, Inc.
249,375	Term Loan, 7.69%, Maturing May 10, 2013	249,375

Principal Amount	Borrower/Tranche Description	Value
Business Equipment and Services (continued)
Iron Mountain, Inc.
$197,000	Term Loan, 6.95%, Maturing April 2, 2011	$198,190
534,326	Term Loan, 7.00%, Maturing April 2, 2011	535,662
N.E.W. Holdings I, LLC
245,455	Term Loan, 8.07%, Maturing July 1, 2011	246,683
Protection One, Inc.
299,250	Term Loan, 7.84%, Maturing April 18, 2011	299,998
RGIS Holdings, LLC
198,516	Term Loan, 8.00%, Maturing February 15, 2013	198,392
Sungard Data Systems, Inc.
2,279,531	Term Loan, 7.66%, Maturing February 11, 2013	2,289,978
Williams Scotsman, Inc.
250,000	Term Loan, 7.13%, Maturing June 28, 2010	250,781
		$6,033,689
Cable and Satellite Television — 4.8%
Adelphia Communications Corp.
$287,972	DIP Loan, 7.31%, Maturing August 7, 2006	$288,512
Atlantic Broadband Finance, LLC
349,125	Term Loan, 7.99%, Maturing September 1, 2011	355,453
Bresnan Broadband Holdings, LLC
200,000	Term Loan, 7.13%, Maturing March 29, 2014	200,438
Canadian Cable Acquisition Co., Inc.
343,000	Term Loan, 8.50%, Maturing July 30, 2011	345,573
Charter Communications Operating, LLC
1,434,441	Term Loan, 7.76%, Maturing April 28, 2013	1,438,977
CSC Holdings, Inc.
2,319,188	Term Loan, 6.89%, Maturing March 29, 2013	2,310,249
Insight Midwest Holdings, LLC
1,837,414	Term Loan, 7.38%, Maturing December 31, 2009	1,840,477
MCC Iowa, LLC
286,125	Term Loan, 6.57%, Maturing March 31, 2010	284,030
Mediacom Broadband Group
250,000	Term Loan, 7.10%, Maturing January 31, 2015	249,648
Mediacom Illinois, LLC
197,500	Term Loan, 7.09%, Maturing March 31, 2013	197,147
Mediacom LLC Group
250,000	Term Loan, 7.09%, Maturing January 31, 2015	249,648
UGS Corp.
352,074	Term Loan, 7.35%, Maturing March 31, 2012	351,927
UPC Broadband Holding B.V.
105,000	Term Loan, 7.11%, Maturing March 31, 2013	104,981
105,000	Term Loan, 7.11%, Maturing December 31, 2013	104,981
		$8,322,041

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount	Borrower/Tranche Description	Value
Chemicals and Plastics — 4.2%
Basell Af S.A.R.L.
$125,000	Term Loan, 7.73%, Maturing August 1, 2013	$126,823
25,000	Term Loan, 7.73%, Maturing August 1, 2013	25,365
125,000	Term Loan, 8.23%, Maturing August 1, 2014	126,823
25,000	Term Loan, 8.23%, Maturing August 1, 2014	25,365
Brenntag Holding GmbH and Co. KG
58,909	Term Loan, 7.44%, Maturing January 18, 2014	59,645
241,091	Term Loan, 7.44%, Maturing January 18, 2014	243,140
Celanese Holdings, LLC
772,838	Term Loan, 7.50%, Maturing June 4, 2011	775,543
Hercules, Inc.
391,744	Term Loan, 6.55%, Maturing October 8, 2010	393,115
Hexion Specialty Chemicals
677,769	Term Loan, 7.13%, Maturing May 5, 2013	672,333
147,231	Term loan, 7.50%, Maturing May 5, 2013	146,050
Huntsman International, LLC
814,524	Term Loan, 7.04%, Maturing August 16, 2012	811,852
Ineos Group
175,000	Term Loan, 7.34%, Maturing December 14, 2013	176,378
175,000	Term Loan, 7.84%, Maturing December 14, 2014	176,378
Innophos, Inc.
258,113	Term Loan, 7.68%, Maturing August 13, 2010	258,920
Invista B.V.
199,000	Term Loan, 7.00%, Maturing April 30, 2010	199,497
171,018	Term Loan, 7.00%, Maturing April 29, 2011	171,268
86,934	Term Loan, 7.00%, Maturing April 29, 2011	87,060
ISP Chemo, Inc.
249,375	Term Loan, 6.94%, Maturing February 16, 2013	249,642
Kranton Polymers, LLC
453,578	Term Loan, 7.38%, Maturing May 12, 2013	453,578
Mosaic Co.
197,500	Term Loan, 6.75%, Maturing February 21, 2012	197,623
Nalco Co.
916,778	Term Loan, 6.91%, Maturing November 4, 2010	917,351
PQ Corp.
395,990	Term Loan, 7.50%, Maturing February 11, 2012	396,980
Rockwood Specialties Group, Inc.
405,900	Term Loan, 7.13%, Maturing December 10, 2012	407,196
Solo Cup Co.
296,191	Term Loan, 7.84%, Maturing February 27, 2011	297,579
		$7,395,504

Principal Amount	Borrower/Tranche Description	Value
Clothing / Textiles — 0.8%
Propex Fabrics, Inc.
$191,154	Term Loan, 7.45%, Maturing July 31, 2012	$191,154
The William Carter Co.
1,207,181	Term Loan, 6.70%, Maturing July 14, 2012	1,206,427
		$1,397,581
Conglomerates — 1.7%
Amsted Industries, Inc.
$248,404	Term Loan, 7.07%, Maturing October 15, 2010	$250,267
Education Management, LLC
200,000	Term Loan, 7.63%, Maturing June 1, 2013	201,156
Goodman Global Holdings, Inc.
84,041	Term Loan, 6.94%, Maturing December 23, 2011	84,002
Jarden Corp.
108,966	Term Loan, 7.25%, Maturing January 24, 2012	108,716
189,727	Term Loan, 7.50%, Maturing January 24, 2012	189,948
Johnson Diversey, Inc.
297,868	Term Loan, 7.63%, Maturing November 3, 2009	300,437
Polymer Group, Inc.
273,625	Term Loan, 7.74%, Maturing November 22, 2012	274,993
PP Acquisition Corp.
332,584	Term Loan, 8.35%, Maturing November 12, 2011	335,910
Rexnord Corp.
483,007	Term Loan, 7.39%, Maturing December 31, 2011	486,629
Roper Industries, Inc.
131,579	Term Loan, 6.06%, Maturing December 13, 2009	131,456
Sensata Technologies Finance C
650,000	Term Loan, 6.86%, Maturing April 27, 2013	646,866
		$3,010,380
Containers and Glass Products — 2.1%
Berry Plastics Corp.
$457,382	Term Loan, 7.10%, Maturing December 2, 2011	$457,573
BWAY Corp.
152,059	Term Loan, 7.31%, Maturing June 30, 2011	153,580
Graham Packaging Holdings Co.
507,275	Term Loan, 7.22%, Maturing October 7, 2011	508,670
Graphic Packaging International, Inc.
482,443	Term Loan, 7.51%, Maturing August 8, 2010	487,138
IPG (US), Inc.
343,875	Term Loan, 7.52%, Maturing July 28, 2011	348,173
JSG Acquisitions
195,000	Term Loan, 7.40%, Maturing December 31, 2013	198,169
195,000	Term Loan, 7.90%, Maturing December 13, 2014	198,169

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount	Borrower/Tranche Description	Value
Containers and Glass Products (continued)
Kranson Industries, Inc.
$46,602	Term Loan, 8.10%, Maturing July 30, 2011	$46,777
Owens-Brockway Glass Container
425,000	Term Loan, 7.11%, Maturing June 14, 2013(2)	425,620
Pregis Corp.
297,750	Term Loan, 7.75%, Maturing October 12, 2011	300,355
Smurfit-Stone Container Corp.
42,866	Term Loan, 4.73%, Maturing November 1, 2010	43,089
325,075	Term Loan, 7.50%, Maturing November 1, 2010	326,768
248,576	Term Loan, 7.46%, Maturing November 1, 2011	249,870
		$3,743,951
Cosmetics / Toiletries — 0.2%
Prestige Brands, Inc.
$293,250	Term Loan, 7.23%, Maturing April 7, 2011	$294,961
		$294,961
Drugs — 0.2%
Warner Chilcott Corp.
$95,153	Term Loan, 7.61%, Maturing January 18, 2012	$95,628
43,958	Term Loan, 7.61%, Maturing January 18, 2012	44,178
236,139	Term Loan, 7.62%, Maturing January 18, 2012	237,320
		$377,126
Ecological Services and Equipment — 1.2%
Alderwoods Group, Inc.
$81,423	Term Loan, 7.08%, Maturing August 19, 2010	$81,601
Allied Waste Industries, Inc.
226,017	Term Loan, 4.88%, Maturing January 15, 2012	225,401
582,135	Term Loan, 6.76%, Maturing January 15, 2012	580,482
Duratek, Inc.
158,491	Term Loan, 7.76%, Maturing June 7, 2013	159,481
Energysolutions, LLC
16,509	Term Loan, 5.06%, Maturing June 7, 2013	16,613
350,000	Term Loan, 7.76%, Maturing June 7, 2013	352,187
Environmental Systems, Inc.
205,718	Term Loan, 8.70%, Maturing December 12, 2008	207,260
IESI Corp.
300,000	Term Loan, 6.84%, Maturing January 20, 2012	300,562
Sensus Metering Systems, Inc.
29,314	Term Loan, 6.85%, Maturing December 17, 2010	29,369
220,686	Term Loan, 6.93%, Maturing December 17, 2010	221,100
		$2,174,056

Principal Amount	Borrower/Tranche Description	Value
Electronics / Electrical — 1.3%
AMI Semiconductor, Inc.
$247,496	Term Loan, 6.85%, Maturing April 1, 2012	$248,115
Aspect Software, Inc.
250,000	Term Loan, 7.94%, Maturing September 22, 2010	250,469
Fairchild Semiconductor Corp.
575,000	Term Loan, 8.75%, Maturing June 26, 2013	575,359
Infor Global Solutions
26,446	Term Loan, 7.80%, Maturing April 18, 2011	26,435
119,008	Term Loan, 7.80%, Maturing April 18, 2011	118,959
54,545	Term Loan, 7.80%, Maturing April 18, 2011	54,523
Invensys International Holdings Limited
97,359	Term Loan, 8.50%, Maturing September 4, 2009	98,089
Rayovac Corp.
416,458	Term Loan, 8.12%, Maturing February 7, 2012	418,410
Security Co., Inc.
98,252	Term Loan, 8.75%, Maturing June 30, 2010	98,497
Telcordia Technologies, Inc.
471,742	Term Loan, 7.73%, Maturing September 15, 2012	459,556
		$2,348,412
Equipment Leasing — 1.0%
Ashtead Group, PLC
$698,000	Term Loan, 6.94%, Maturing November 12, 2009	$699,745
Maxim Crane Works, L.P.
170,371	Term Loan, 7.44%, Maturing January 28, 2010	170,797
The Hertz Corp.
41,111	Term Loan, 5.42%, Maturing December 21, 2012	41,275
327,487	Term Loan, 7.35%, Maturing December 21, 2012(2)	328,786
United Rentals, Inc.
91,876	Term Loan, 6.83%, Maturing February 14, 2011	92,144
449,045	Term Loan, 7.35%, Maturing February 14, 2011	450,355
		$1,783,102
Farming / Agriculture — 0.3%
Central Garden & Pet Co.
$249,375	Term Loan, 6.52%, Maturing February 28, 2014	$249,531
United Agri Products, Inc.
250,000	Term Loan, 7.37%, Maturing June 8, 2012	250,937
		$500,468
Financial Intermediaries — 2.9%
AIMCO Properties, L.P.
$1,225,000	Term Loan, 6.64%, Maturing November 2, 2009	$1,231,125

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount	Borrower/Tranche Description	Value
Financial Intermediaries (continued)
Ameritrade Holding Corp.
$947,625	Term Loan, 6.85%, Maturing December 31, 2012	$946,322
Fidelity National Information Solutions, Inc.
1,997,632	Term Loan, 6.92%, Maturing March 9, 2013	1,998,958
LPL Holdings, Inc.
373,125	Term Loan, 8.67%, Maturing June 30, 2013	377,206
The Macerich Partnership, L.P.
500,000	Term Loan, 6.63%, Maturing April 25, 2010	499,584
		$5,053,195
Food Products — 2.3%
Acosta, Inc.
$398,000	Term Loan, 7.43%, Maturing December 6, 2012	$398,622
Advantage Sales & Marketing, Inc.
249,375	Term Loan, 7.22%, Maturing March 29, 2013	247,505
American Seafoods Group, LLC
469,186	Term Loan, 7.25%, Maturing September 30, 2011	468,600
194,496	Term Loan, 7.25%, Maturing September 30, 2012	194,253
BF Bolthouse Holdco, LLC
199,500	Term Loan, 7.81%, Maturing December 16, 2012	201,059
Chiquita Brands, LLC
297,000	Term Loan, 7.60%, Maturing June 28, 2012	297,000
Michael Foods, Inc.
319,463	Term Loan, 7.51%, Maturing November 21, 2010	320,994
Nash-Finch Co.
200,000	Term Loan, 7.63%, Maturing November 12, 2010	201,000
Nutro Products, Inc.
750,000	Term Loan, 7.27%, Maturing April 26, 2013	750,938
Pinnacle Foods Holdings Corp.
441,484	Term Loan, 7.04%, Maturing November 25, 2010	442,312
Reddy Ice Group, Inc.
500,000	Term Loan, 6.79%, Maturing August 9, 2012	499,375
		$4,021,658
Food Service — 3.0%
AFC Enterprises, Inc.
$219,260	Term Loan, 7.75%, Maturing May 11, 2011	$220,905
Burger King Corp.
1,543,946	Term Loan, 7.00%, Maturing June 30, 2012	1,543,464
CBRL Group, Inc.
650,000	Term Loan, 6.63%, Maturing April 27, 2013	649,106
Domino's, Inc.
2,032,336	Term Loan, 6.98%, Maturing June 25, 2010	2,037,416

Principal Amount	Borrower/Tranche Description	Value
Food Service (continued)
Jack in the Box, Inc.
$342,125	Term Loan, 6.61%, Maturing January 8, 2011	$343,907
NPC International, Inc.
233,333	Term Loan, 6.89%, Maturing May 3, 2013	232,240
Sagittarius Restaurants, LLC
249,375	Term Loan, 7.75%, Maturing March 29, 2013	249,843
		$5,276,881
Food / Drug Retailers — 0.9%
General Nutrition Centers, Inc.
$83,928	Term Loan, 8.03%, Maturing December 7, 2009	$84,531
Giant Eagle, Inc.
199,000	Term Loan, 6.53%, Maturing November 7, 2012	199,809
Roundy's, Inc.
348,250	Term Loan, 8.23%, Maturing November 3, 2011	350,898
The Jean Coutu Group (PJC), Inc.
730,332	Term Loan, 7.63%, Maturing July 30, 2011	732,309
The Pantry, Inc.
149,250	Term Loan, 7.10%, Maturing January 2, 2012	149,716
		$1,517,263
Forest Products — 2.7%
Appleton Papers, Inc.
$252,762	Term Loan, 7.56%, Maturing June 11, 2010	$254,026
Boise Cascade Holdings, LLC
336,350	Term Loan, 7.18%, Maturing October 29, 2011	337,497
Buckeye Technologies, Inc.
223,410	Term Loan, 7.13%, Maturing March 15, 2008	223,689
Georgia-Pacific Corp.
1,942,744	Term Loan, 7.34%, Maturing December 20, 2012	1,941,226
275,000	Term Loan, 8.30%, Maturing December 23, 2013	277,657
NewPage Corp.
388,035	Term Loan, 8.50%, Maturing May 2, 2011	389,733
RLC Industries Co.
432,876	Term Loan, 7.00%, Maturing February 24, 2010	433,688
Xerium Technologies, Inc.
780,577	Term Loan, 7.75%, Maturing November 19, 2011	780,089
		$4,637,605
Healthcare — 4.7%
Ameripath, Inc.
$1,250,000	Term Loan, 7.39%, Maturing October 31, 2012	$1,250,469
AMN Healthcare, Inc.
223,005	Term Loan, 7.50%, Maturing November 2, 2011	224,120

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount	Borrower/Tranche Description	Value
Healthcare (continued)
Community Health Systems, Inc.
$436,457	Term Loan, 6.97%, Maturing August 19, 2011	$437,742
Concentra Operating Corp.
233,104	Term Loan, 7.62%, Maturing September 30, 2011	234,075
Conmed Corp.
249,375	Term Loan, 7.03%, Maturing April 13, 2013	250,622
Davita, Inc.
680,871	Term Loan, 7.13%, Maturing October 5, 2012	683,141
Encore Medical IHC, Inc.
219,957	Term Loan, 8.24%, Maturing October 4, 2010	221,469
Fresenius Medical Care Holdings
399,000	Term Loan, 6.59%, Maturing March 31, 2013	395,727
HealthSouth Corp.
250,000	Term Loan, 8.52%, Maturing March 10, 2013	250,290
Kinetic Concepts, Inc.
347,068	Term Loan, 7.25%, Maturing August 11, 2010	349,743
Leiner Health Products, Inc.
235,120	Term Loan, 8.61%, Maturing May 27, 2011	236,295
Lifepoint Hospitals, Inc.
765,881	Term Loan, 6.91%, Maturing April 15, 2012	765,881
Magellan Health Services, Inc.
97,222	Term Loan, 5.01%, Maturing August 15, 2008	97,465
97,222	Term Loan, 7.41%, Maturing August 15, 2008	97,465
National Rental Institutes, Inc.
250,000	Term Loan, 7.47%, Maturing March 31, 2013	250,000
Quintiles Transnational Corp.
448,875	Term Loan, 7.50%, Maturing March 31, 2013	449,226
Select Medical Holding Corp.
297,739	Term Loan, 6.94%, Maturing February 24, 2012	295,059
Sunrise Medical Holdings, Inc.
300,000	Term Loan, 8.44%, Maturing May 13, 2010	300,375
Talecris Biotherapeutics, Inc.
234,375	Term Loan, 9.75%, Maturing May 31, 2010	234,375
Vanguard Health Holding Co., LLC
997,500	Term Loan, 7.87%, Maturing September 23, 2011	1,002,903
VWR International, Inc.
221,631	Term Loan, 7.34%, Maturing April 7, 2011	222,185
		$8,248,627
Home Furnishings — 0.8%
Knoll, Inc.
$421,293	Term Loan, 7.25%, Maturing October 3, 2012	$423,992
National Bedding Co., LLC
298,496	Term Loan, 7.32%, Maturing August 31, 2011	299,914

Principal Amount	Borrower/Tranche Description	Value
Home Furnishings (continued)
Sealy Mattress Co.
$426,745	Term Loan, 7.10%, Maturing April 6, 2012	$427,879
Simmons Co.
298,625	Term Loan, 7.38%, Maturing December 19, 2011	300,165
		$1,451,950
Industrial Equipment — 0.8%
Alliance Laundry Holdings, LLC
$175,000	Term Loan, 7.40%, Maturing January 27, 2012	$175,438
Douglas Dynamics Holdings, Inc.
261,097	Term Loan, 7.25%, Maturing December 16, 2010	263,708
Flowserve Corp.
234,435	Term Loan, 7.23%, Maturing August 10, 2012	234,838
MTD Products, Inc.
493,703	Term Loan, 6.88%, Maturing June 1, 2010	497,406
Nacco Materials Handling Group, Inc.
250,000	Term Loan, 7.20%, Maturing March 22, 2013	250,000
		$1,421,390
Insurance — 0.7%
CCC Information Services Group
$200,000	Term Loan, 8.00%, Maturing February 10, 2013	$201,125
Conseco, Inc.
256,114	Term Loan, 6.96%, Maturing June 22, 2010	256,701
Hilb, Rogal & Hobbs Co.
274,313	Term Loan, 7.00%, Maturing April 26, 2013	274,541
U.S.I. Holdings Corp.
398,582	Term Loan, 7.38%, Maturing March 24, 2011	402,069
		$1,134,436
Leisure Goods / Activities / Movies — 3.4%
AMC Entertainment, Inc.
$697,747	Term Loan, 7.48%, Maturing January 26, 2013	$700,669
AMF Bowling Worldwide, Inc.
201,732	Term Loan, 8.30%, Maturing August 27, 2009	203,434
Cinemark, Inc.
391,000	Term Loan, 6.89%, Maturing March 31, 2011	391,489
Dave & Buster's, Inc.
125,000	Term Loan, 0.00%, Maturing March 8, 2013(2)	124,375
124,688	Term Loan, 8.00%, Maturing March 8, 2013	124,064
Metro-Goldwyn-Mayer Holdings, Inc.
877,800	Term Loan, 7.75%, Maturing April 8, 2012	883,087
Regal Cinemas Corp.
628,580	Term Loan, 7.24%, Maturing November 10, 2010	628,723

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount	Borrower/Tranche Description	Value
Leisure Goods / Activities / Movies (continued)
Six Flags Theme Parks, Inc.
$457,567	Term Loan, 7.32%, Maturing June 30, 2009	$460,509
Universal City Development Partners, Ltd.
343,000	Term Loan, 7.12%, Maturing June 9, 2011	343,536
WMG Acquisition Corp.
2,043,895	Term Loan, 7.22%, Maturing February 28, 2011	2,051,276
		$5,911,162
Lodging and Casinos — 2.1%
Alliance Gaming Corp.
$311,382	Term Loan, 8.43%, Maturing September 5, 2009	$312,485
Ameristar Casinos, Inc.
747,497	Term Loan, 6.73%, Maturing November 10, 2012	748,548
Boyd Gaming Corp.
367,500	Term Loan, 6.80%, Maturing June 30, 2011	368,411
CCM Merger, Inc.
198,001	Term Loan, 7.42%, Maturing July 13, 2012	197,679
Globalcash Access, LLC
126,185	Term Loan, 7.10%, Maturing March 10, 2010	126,935
Isle of Capri Casinos, Inc.
389,075	Term Loan, 6.77%, Maturing February 4, 2011	390,048
Penn National Gaming, Inc.
632,223	Term Loan, 6.91%, Maturing October 3, 2012	634,857
Resorts International Holdings, LLC
286,762	Term Loan, 9.50%, Maturing April 26, 2012	289,128
Venetian Casino Resort, LLC
259,679	Term Loan, 7.25%, Maturing June 15, 2011	260,288
53,542	Term Loan, 7.25%, Maturing June 15, 2011	53,668
VML US Finance, LLC
83,333	Term Loan, 0.00%, Maturing May 25, 2012(2)	83,203
166,667	Term Loan, 8.10%, Maturing May 25, 2013	167,570
Wynn Las Vegas, LLC
100,000	Term Loan, 7.48%, Maturing December 14, 2011	100,552
		$3,733,372
Nonferrous Metals / Minerals — 2.4%
Alpha Natural Resources, LLC
$298,500	Term Loan, 7.25%, Maturing October 26, 2012	$298,780
Compass Minerals Group, Inc.
2,420,205	Term Loan, 6.91%, Maturing December 22, 2012	2,425,878
Foundation Coal Corp.
285,106	Term Loan, 9.00%, Maturing July 30, 2011	285,794
International Mill Service, Inc.
247,502	Term Loan, 8.25%, Maturing December 31, 2010	248,120

Principal Amount	Borrower/Tranche Description	Value
Nonferrous Metals / Minerals (continued)
Magnum Coal Co.
$20,312	Term Loan, 8.60%, Maturing March 15, 2013	$20,465
204,034	Term Loan, 8.75%, Maturing March 15, 2013	205,564
Murray Energy Corp.
345,625	Term Loan, 8.35%, Maturing January 28, 2010	349,081
Novelis, Inc.
131,370	Term Loan, 7.38%, Maturing January 7, 2012	131,914
232,617	Term Loan, 7.38%, Maturing January 7, 2012	233,580
		$4,199,176
Oil and Gas — 2.8%
Citgo Petroleum Corp.
$497,500	Term Loan, 6.75%, Maturing November 15, 2012	$497,811
Dresser, Inc.
98,171	Term Loan, 7.85%, Maturing March 31, 2007	99,602
El Paso Corp.
1,909,750	Term Loan, 4.98%, Maturing November 23, 2009	1,922,083
205,545	Term Loan, 8.25%, Maturing November 23, 2009	207,101
Epco Holdings, Inc.
247,500	Term Loan, 7.18%, Maturing August 18, 2010	248,914
Niska Gas Storage
42,424	Term Loan, 0.00%, Maturing May 13, 2011(2)	42,424
60,606	Term Loan, 7.03%, Maturing May 13, 2011	60,606
63,636	Term Loan, 7.03%, Maturing May 13, 2011	63,636
333,333	Term Loan, 7.03%, Maturing May 12, 2013	333,333
Petroleum Geo-Services ASA
160,515	Term Loan, 8.33%, Maturing December 16, 2012	161,418
Targa Resources, Inc.
175,000	Term Loan, 7.48%, Maturing October 31, 2007	175,292
636,008	Term Loan, 7.33%, Maturing October 31, 2012	637,798
135,196	Term Loan, 7.75%, Maturing October 31, 2012	135,576
Universal Compression, Inc.
296,252	Term Loan, 7.00%, Maturing February 15, 2012	297,918
		$4,883,512
Publishing — 3.3%
American Media Operations, Inc.
$325,000	Term Loan, 8.12%, Maturing January 31, 2013	$327,844
Cenveo Corp.
250,000	Term Loan, 7.42%, Maturing June 21, 2013	250,625
Dex Media East, LLC
1,484,211	Term Loan, 6.77%, Maturing May 8, 2009	1,479,779

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount	Borrower/Tranche Description	Value
Publishing (continued)
Dex Media West, LLC
$114,640	Term Loan, 6.77%, Maturing March 9, 2010	$114,276
432,164	Term Loan, 6.73%, Maturing September 9, 2010	430,229
Gatehouse Media Operating, Inc.
450,000	Term Loan, 7.39%, Maturing June 6, 2013	450,000
Medianews Group, Inc.
405,443	Term Loan, 6.60%, Maturing August 25, 2010	404,810
Merrill Communications, LLC
197,053	Term Loan, 7.66%, Maturing May 5, 2011	198,008
Nebraska Book Co., Inc.
342,125	Term Loan, 7.61%, Maturing March 4, 2011	343,836
Newspaper Holdings, Inc.
300,000	Term Loan, 6.94%, Maturing August 24, 2012	299,625
R.H. Donnelley Corp.
7,597	Term Loan, 6.55%, Maturing December 31, 2009	7,549
441,627	Term Loan, 6.86%, Maturing June 30, 2011	440,128
Source Media, Inc.
178,259	Term Loan, 7.68%, Maturing November 8, 2011	180,766
SP Newsprint Co.
225,556	Term Loan, 5.35%, Maturing January 9, 2010	226,401
61,444	Term Loan, 7.84%, Maturing January 9, 2010	61,675
Sun Media Corp.
313,852	Term Loan, 6.42%, Maturing February 7, 2009	313,852
Xsys US, Inc.
132,027	Term Loan, 8.00%, Maturing December 31, 2012	133,450
134,855	Term Loan, 8.50%, Maturing December 31, 2013	136,984
		$5,799,837
Radio and Television — 4.0%
Adams Outdoor Advertising, L.P.
$308,702	Term Loan, 6.85%, Maturing October 18, 2012	$309,924
Block Communications, Inc.
149,250	Term Loan, 7.50%, Maturing December 22, 2011	149,623
Cequel Communications, LLC
575,000	Term Loan, 7.38%, Maturing November 5, 2013	572,433
CMP Susquehanna Corp.
1,478,571	Term Loan, 7.31%, Maturing May 5, 2013	1,480,420
Cumulus Media, Inc.
500,000	Term Loan, 7.45%, Maturing June 7, 2013	501,328
DirecTV Holdings, LLC
339,144	Term Loan, 6.79%, Maturing April 13, 2013	339,709
Emmis Operating Co.
119,772	Term Loan, 7.05%, Maturing November 10, 2011	120,136
Entravision Communications Corp.
248,750	Term Loan, 6.49%, Maturing September 29, 2013	249,191

Principal Amount	Borrower/Tranche Description	Value
Radio and Television (continued)
Gray Television, Inc.
$298,500	Term Loan, 7.00%, Maturing May 22, 2013	$298,935
248,750	Term Loan, 6.49%, Maturing November 22, 2015	249,113
LBI Media, Inc.
249,375	Term Loan, 6.76%, Maturing March 31, 2012	248,907
Nexstar Broadcasting, Inc.
159,334	Term Loan, 7.25%, Maturing October 1, 2012	159,234
154,757	Term Loan, 7.25%, Maturing October 1, 2012	154,661
PanAmSat Corp.
788,984	Term Loan, 7.18%, Maturing August 20, 2011	791,351
Paxson Communcations Corp.
250,000	Term Loan, 8.32%, Maturing January 15, 2012	255,625
Rainbow National Services, LLC
186,494	Term Loan, 10.00%, Maturing March 31, 2012	188,173
Raycom TV Broadcasting, LLC
298,442	Term Loan, 7.00%, Maturing August 28, 2013	297,696
SFX Entertainment
149,250	Term Loan, 7.75%, Maturing June 21, 2013	149,406
Spanish Broadcasting System
172,813	Term Loan, 7.50%, Maturing June 10, 2012	172,813
Young Broadcasting, Inc.
247,500	Term Loan, 7.73%, Maturing November 3, 2012	247,036
		$6,935,714
Rail Industries — 0.5%
Kansas City Southern Railway Co.
$600,000	Term Loan, 7.02%, Maturing March 30, 2008	$601,125
Railamerica, Inc.
231,377	Term Loan, 7.25%, Maturing September 29, 2011	234,269
27,351	Term Loan, 7.25%, Maturing September 29, 2011	27,693
		$863,087
Retailers (Except Food and Drug) — 1.4%
Advance Stores Company, Inc.
$94,165	Term Loan, 6.69%, Maturing September 30, 2010	$94,460
55,979	Term Loan, 6.72%, Maturing September 30, 2010	56,084
Alimentation Couche-Tard, Inc.
307,459	Term Loan, 7.13%, Maturing December 17, 2010	309,893
Coinmach Laundry Corp.
374,243	Term Loan, 7.71%, Maturing December 15, 2012	376,582
Harbor Freight Tools USA, Inc.
212,535	Term Loan, 6.92%, Maturing July 15, 2010	212,668
Josten's Corp.
375,402	Term Loan, 7.07%, Maturing October 4, 2010	377,436

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount	Borrower/Tranche Description	Value
Retailers (Except Food and Drug) (continued)
Oriental Trading Co., Inc.
$200,412	Term Loan, 7.63%, Maturing August 4, 2010	$201,414
Rent-A-Center, Inc.
296,945	Term Loan, 6.96%, Maturing June 30, 2010	298,578
Savers, Inc.
221,151	Term Loan, 8.24%, Maturing August 4, 2009	221,981
Travelcenters of America, Inc.
298,500	Term Loan, 7.02%, Maturing November 30, 2008	299,134
		$2,448,230
Steel — 0.2%
John Maneely Co.
$250,000	Term Loan, 8.09%, Maturing March 25, 2013	$252,083
		$252,083
Surface Transport — 0.3%
Sirva Worldwide, Inc.
$144,170	Term Loan, 9.55%, Maturing December 1, 2010	$140,475
Vanguard Car Rental USA Holding
450,000	Term Loan, 8.32%, Maturing June 14, 2013	451,688
		$592,163
Telecommunications — 3.3%
Alaska Communications Systems Holdings, Inc.
$300,000	Term Loan, 7.25%, Maturing February 1, 2011	$300,000
Cellular South, Inc.
248,101	Term Loan, 6.92%, Maturing May 4, 2011	249,342
Centennial Cellular Operating Co., LLC
320,833	Term Loan, 7.68%, Maturing February 9, 2011	322,438
Cincinnati Bell, Inc.
248,125	Term Loan, 6.60%, Maturing August 31, 2012	247,931
Consolidated Communications, Inc.
296,250	Term Loan, 7.16%, Maturing April 14, 2011	295,880
Crown Castle Operating Co.
500,000	Term Loan, 7.65%, Maturing June 1, 2014	502,657
Fairpoint Communications, Inc.
340,000	Term Loan, 7.25%, Maturing February 8, 2012	339,363
Hawaiian Telcom Communications, Inc.
299,333	Term Loan, 7.75%, Maturing October 31, 2012	300,910
Intelsat, Ltd.
592,481	Term Loan, 9.00%, Maturing July 28, 2011	593,715
Iowa Telecommunications Services
450,000	Term Loan, 7.24%, Maturing November 23, 2011	450,937

Principal Amount	Borrower/Tranche Description	Value
Telecommunications (continued)
Nextel Partners Operation Corp.
$309,091	Term Loan, 6.85%, Maturing May 31, 2012	$309,516
Nortel Networks, Inc.
250,000	Term Loan, 7.38%, Maturing February 15, 2007	249,844
NTelos, Inc.
398,992	Term Loan, 7.60%, Maturing August 24, 2011	398,992
Qwest Corp.
100,000	Term Loan, 10.00%, Maturing June 4, 2007	101,713
Stratos Global Corp.
200,000	Term Loan, 8.25%, Maturing February 13, 2012	201,375
Syniverse Holdings, Inc.
297,193	Term Loan, 7.25%, Maturing February 15, 2012	297,565
Triton PCS, Inc.
320,619	Term Loan, 8.60%, Maturing November 18, 2009	322,663
Valor Telecom Enterprise, LLC
203,000	Term Loan, 7.20%, Maturing February 14, 2012	203,317
		$5,688,158
Utilities — 1.8%
Cogentrix Delaware Holdings, Inc.
$164,557	Term Loan, 7.00%, Maturing April 14, 2012	$164,900
Covanta Energy Corp.
104,065	Term Loan, 5.46%, Maturing June 24, 2012	104,325
74,573	Term Loan, 7.70%, Maturing June 24, 2012	74,760
250,000	Term Loan, 7.75%, Maturing June 24, 2012	250,000
LSP General Finance Co., LLC
10,101	Term Loan, 0.00%, Maturing April 14, 2013(2)	10,080
239,899	Term Loan, 7.25%, Maturing April 14, 2013	239,399
Mirant North America, LLC
298,500	Term Loan, 7.10%, Maturing January 3, 2013	298,313
NRG Energy, Inc.
822,938	Term Loan, 7.23%, Maturing February 1, 2013	824,761
200,000	Term Loan, 7.50%, Maturing February 1, 2013	200,406
Pike Electric, Inc.
161,230	Term Loan, 6.69%, Maturing July 1, 2012	161,431
Plains Resources, Inc.
789,896	Term Loan, 6.69%, Maturing August 12, 2011	791,871
Reliant Energy, Inc.
34,386	Term Loan, 7.47%, Maturing December 22, 2010	34,437
		$3,154,683
Total Senior, Floating Rate Interests (identified cost $135,431,404)		$135,353,709

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Corporate Bonds & Notes — 0.2%
Principal Amount (000's omitted)	Security	Value
Telecommunications — 0.2%
Qwest Corp., Sr. Notes, Variable Rate
$300	8.579%, 6/15/13(3)	$318,750
Rogers Wireless, Inc., Variable Rate
93	8.454%, 12/15/10	96,139
		$414,889
Total Corporate Bonds & Notes (identified cost $393,000)		$414,889

Short-Term Investments — 18.7%
Principal Amount	Maturity Date	Borrower	Rate	Amount
$3,281,000	07/05/06	Abbey National North America, LLC	5.25%	$3,279,086
3,358,000	07/03/06	Alcoa, Inc.	5.33%	3,357,005
3,281,000	07/06/06	American General Finance Corp.	5.25%	3,278,607
7,758,000	07/03/06	Federal Home Loan Mortgage Corp.	4.75%	7,755,953
3,281,000	07/03/06	HSBC Finance Corp.	5.29%	3,280,036
2,000,000	07/03/06	Investors Bank and Trust Company Time Deposit	5.30%	2,000,000
3,247,000	07/11/06	Novartis Finance Corp.	5.28%	3,242,238
3,281,000	07/11/06	Sheffield Receivables Corp.	5.29%	3,276,179
3,281,000	07/03/06	Societe Generale Time Deposit	5.28%	3,281,000

Total Short-Term Investments (at amortized cost)	$32,750,104
Total Investments — 96.4% (identified cost $168,574,508)	$168,518,702
Less Unfunded Loan Commitments — (0.4)%	$(613,824)
Net Investments — 96.0% (identified cost $167,960,684)	$167,904,878
Other Assets, Less Liabilities — 4.0%	$6,853,284
Net Assets — 100.0%	$174,758,162

REIT - Real Estate Investment Trust

(1)  Senior floating-rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

(2)  Unfunded loan commitments. See Note 1E for description.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the aggregate value of the securities is $318,750 or 0.2% of the Fund's net assets.

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2006

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2006

Assets
Investments, at value (identified cost, $167,960,684)	$167,904,878
Cash	2,159,647
Receivable for investments sold	130,628
Receivable for Fund shares sold	4,247,388
Interest receivable	622,627
Prepaid expenses	4,327
Total assets	$175,069,495
Liabilities
Dividends payable	$84,215
Payable to affiliate for investment advisory fees	71,209
Payable to affiliate for administration fees	30,961
Payable for Fund shares redeemed	9,676
Payable to affiliate for Trustees' fees	1,511
Accrued expenses	113,761
Total liabilities	$311,333
Net Assets for 17,422,838 shares of beneficial interest outstanding	$174,758,162
Sources of Net Assets
Paid-in capital	$175,178,247
Accumulated net realized loss (computed on the basis of identified cost)	(389,579)
Accumulated undistributed net investment income	25,300
Net unrealized depreciation (computed on the basis of identified cost)	(55,806)
Total	$174,758,162
Net Asset Value, Offering Price and Redemption Price Per Share
($174,758,162 ÷ 17,422,838 shares of beneficial interest outstanding)	$10.03

Statement of Operations

For the Six Months Ended
June 30, 2006

Investment Income
Interest	$3,646,427
Total investment income	$3,646,427
Expenses
Investment adviser fee	$316,492
Administration fee	137,605
Trustees' fees and expenses	3,140
Distribution and service fees	137,605
Custodian fee	49,664
Legal and accounting services	17,600
Transfer and dividend disbursing agent fees	5,951
Registration fees	2,043
Printing and postage	1,767
Miscellaneous	6,213
Total expenses	$678,080
Deduct — Reduction of custodian fee	$18,274
Total expense reductions	$18,274
Net expenses	$659,806
Net investment income	$2,986,621
Realized and Unrealized Loss
Net realized loss — Investment transactions (identified cost basis)	$(68,065)
Net realized loss	$(68,065)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(578,606)
Net change in unrealized appreciation (depreciation)	$(578,606)
Net realized and unrealized loss	$(646,671)
Net increase in net assets from operations	$2,339,950

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
From operations —
Net investment income	$2,986,621	$3,565,738
Net realized loss from Investment transactions	(68,065)	(233,885)
Net change in unrealized appreciation (depreciation) from investments	(578,606)	(9,239)
Net increase in net assets from operations	$2,339,950	$3,322,614
Distributions to shareholders —
From net investment income	$(2,983,433)	$(3,564,220)
Total distributions to shareholders	$(2,983,433)	$(3,564,220)
Transactions in shares of beneficial interest —
Proceeds from sale of shares	$86,159,651	$37,756,714
Net asset value of shares issued to shareholders in payment of distributions declared	2,625,351	3,471,078
Cost of shares redeemed	(11,566,556)	(17,786,686)
Net increase in net assets from Fund share transactions	$77,218,446	$23,441,106
Net increase in net assets	$76,574,963	$23,199,500
Net Assets
At beginning of period	$98,183,199	$74,983,699
At end of period	$174,758,162	$98,183,199
Accumulated undistributed net investment income included in net assets
At end of period	$25,300	$22,112

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Six Months Ended June 30, 2006		Year Ended December 31,
	(Unaudited)(1)		2005(1)	2004(1)	2003	2002(1)	2001(1)(2)
Net asset value — Beginning of period	$10.080		$10.100	$10.070	$10.000	$10.000	$10.000
Income (loss) from operations
Net investment income	$0.270		$0.406	$0.257	$0.222	$0.031	$0.129
Net realized and unrealized gain (loss)	(0.051)		(0.024)	0.026	0.070	—	—
Total income from operations	$0.219		$0.382	$0.283	$0.292	$0.031	$0.129
Less distributions
From net investment income	$(0.269)		$(0.402)	$(0.253)	$(0.222)	$(0.031)	$(0.129)
Total distributions	$(0.269)		$(0.402)	$(0.253)	$(0.222)	$(0.031)	$(0.129)
Net asset value — End of period	$10.030		$10.080	$10.100	$10.070	$10.000	$10.000
Total Return(3)	2.19%		3.86%	2.82%	2.93%	0.31%	1.29%
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$174,758		$98,183	$74,984	$45,412	$36,552	$15,789
Ratios (As a percentage of average daily net assets):
Net expenses	1.23	%(4)	1.27%	1.27%	1.36%	1.47%	1.26	%(4)
Net expenses after custodian fee reduction	1.19	%(4)	1.25%	1.26%	1.36%	1.47%	1.26	%(4)
Net investment income	5.41	%(4)	4.03%	2.55%	2.18%	0.31%	1.37	%(4)
Portfolio Turnover	23%		60%	61%	65%	0%	—

†  The operating expenses of the Fund reflect a reduction of the investment advisor fee. Had such action not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses	1.28	%(4)
Expenses after custodian fee reduction	1.28	%(4)
Net investment income	1.35	%(4)
Net investment income per share	$0.127

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business, May 2, 2001, to December 31, 2001.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total returns would have been lower had certain expenses not been reduced during the periods shown.

(4)  Annualized.

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENT (Unaudited)

1  Significant Accounting Policies

Eaton Vance VT Floating-Rate Income Fund (the Fund) is a diversified series of Eaton Vance Variable Trust (the Trust). The Trust, which was organized under Massachusetts law on August 14, 2000, is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund seeks to provide a high level of current income by investing primarily in income producing floating rate loans and other floating rate debt securities. The Fund is made available only to separate accounts established by participating insurance companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Certain Senior Loans are deemed to be liquid because reliable market quotations are readily available for them. Liquid Senior Loans are valued on the basis of prices furnished by a pricing service. Other Senior Loans are valued at fair value by the Fund's investment adviser, Eaton Vance Management (EVM), under procedures approved by the Trustees. In connection with determining the fair value of a Senior Loan, the investment adviser makes an assessment of the likelihood that the borrower will make a full repayment of the Senior Loan. The primary factors considered by the investment adviser when making this assessment are (i) the creditworthiness of the borrower, (ii) the value of the collateral backing the Senior Loan, and (iii) the priority of the Senior Loan versus other creditors of the borrower. If, based on its assessment, the investment adviser believes there is a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality. If, based on its assessment, the investment adviser believes there is not a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using analyses that include, but are not limited to (i) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising such factors, data and information and the relative weight to be given thereto as it deems relevant, including without limitation, some or all of the following: (i) the fundamental characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral securing the Senior Loan, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of, among other things, its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan.

Debt obligations (other than short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts will normally be valued on the basis of market valuations furnished by dealers or pricing services. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Over-the-counter options are valued at the mean between the bid and asked prices provided by dealers. Marketable securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. The value of interest rate swaps will be based upon a dealer quotation. Short-term obligations and money market securities maturing in sixty days or less are valued at amortized cost which approximates value. Short-term debt securities acquired with a remaining maturity of more than 60 days will be valued by a pricing service. Investments for which reliable market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund. Occasionally, events affecting the

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENT (Unaudited) CONT'D

value of foreign securities may occur between the time trading is completed abroad and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value (unless the Fund deems that such event would materially affect its net asset value in which case an adjustment would be made and reflected in such computation). The Fund may rely on an independent fair valuation service in making any such adjustment.

B  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

C  Federal Taxes — The Fund has elected to be treated as a regulated investment company (RIC) for United States federal tax purposes. The Fund's policy is to comply with the provisions of Section 817-(h) of the Internal Revenue Code regarding Variable Trusts. No provision is made by the Fund for federal or state taxes on any taxable income of the Fund because each separate account in the Fund is ultimately responsible for the payment of any taxes. The Fund will distribute at least annually all of the Fund's net investment income and net realized capital gains, if any. At December 31, 2005, the Fund, for federal income tax purposes, had a capital loss carryover of $296,534, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryover expires on December 31, 2012, $48,462 and December 31, 2013, $248,072. Additionally, at December 31, 2005, the Fund had a net capital loss of $24,980 attributable to security transactions incurred after October 31,2005. This capital loss is treated as arising on the first day of the Fund's taxable year ending December 31, 2006.

D  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statements of Operations.

E  Unfunded Loan Commitments — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

I  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

J  Interim Financial Statements — The interim financial statements relating to June 30, 2006 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders

The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions of net income are paid monthly. Distributions are paid in the form of additional shares unless an election is made on behalf of a separate account to receive some or all of the distribution in cash.

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENT (Unaudited) CONT'D

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  Shares of Beneficial Interest

The Trust has an underwriting agreement relating to the Fund with Eaton Vance Distributors, Inc. (EVD). The underwriting agreement presently provides that EVD, through the Fund's transfer agent, accepts orders for shares at net asset value and no sales commission or load is charged. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products. The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At June 30, 2006, separate accounts of four insurance companies each owned more than 10% of the Fund's shares outstanding aggregating 100% of the Fund's shares outstanding. Transactions in Fund shares were as follows:

	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Sales	8,565,268	3,739,600
Issued to shareholders electing to receive payments of distributions in Fund shares	260,728	343,954
Redemptions	(1,147,212)	(1,762,104)
Net increase	7,678,784	2,321,450

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee, computed at the monthly rate of 0.575% per annum of the average daily net assets up to $1 billion, and at reduced rates as daily net assets exceed that level, was earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. For the six months ended June 30, 2006, the fee amounted to $316,492. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee.

The Fund is authorized to pay EVM a fee as compensation for administrative services necessary to conduct the Fund's business. The fee is computed at the annual rate of 0.25% of the Fund's average daily net assets. For the six months ended June 30, 2006, the fee amounted to $137,605.

Certain officers and Trustees of the Fund are officers of the above organizations.

5  Distribution and Service Fees

The Fund has in effect a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees") and service fees to insurance companies for personal and/or shareholder account services to account holders of insurance product separate accounts. The Fund pays distribution and service fees equal to 0.25% of average daily net assets annually which will be paid quarterly. After the sale of shares, the principal underwriter receives the distribution and service fees payable for those shares for the first year after the sale. Distribution and service fees for the six months ended June 30, 2006 amounted to $137,605.

6  Purchases and Sales of Investments

The Fund invests primarily in Senior Loans. The ability of the issuers of the Senior Loans to meet their obligations may be affected by economic developments in a specific industry. The cost of purchases and the proceeds from principal repayments of Senior Loans for the six months ended June 30, 2006 aggregated $72,557,613 and $22,633,486, respectively.

7  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and affiliates in a $550 million unsecured line of credit with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at the bank's base rate or at an amount above LIBOR. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any borrowings or allocated fees during the six months ended June 30, 2006.

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENT (Unaudited) CONT'D

8  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in the value of the investments owned at June 30, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$167,960,684
Gross unrealized appreciation	$240,930
Gross unrealized depreciation	(296,736)
Net unrealized depreciation	$(55,806)

Eaton Vance VT Floating-Rate Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended

Eaton Vance VT Floating-Rate Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of Eaton Vance VT Floating-Rate Income Fund (the "Fund") with Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board considered the Adviser's experience in managing senior loan portfolios. The Board noted the experience of the Adviser's 29 bank loan investment professionals and other personnel who provide services to the Fund, including four portfolio managers and 15 analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund in the complex by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2005 for the Fund. The Board noted that the Fund's performance relative to its peers is affected by management's focus on preserving capital. The Board concluded that the performance of the Fund is satisfactory.

Eaton Vance VT Floating-Rate Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fees, payable by the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the Fund's management fees and total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance VT Floating-Rate Income Fund

INVESTMENT MANAGEMENT

Officers
James B. Hawkes
President and Trustee
Samuel D. Isaly
Vice President
Scott H. Page
Vice President
Duncan W. Richardson
Vice President
Payson F. Swaffield
Vice President
Barbara E. Campbell
Treasurer
Alan R. Dynner
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

This Page Intentionally Left Blank

Investment Adviser and Administrator of Eaton Vance VT Floating-Rate Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Eaton Vance VT Floating-Rate Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1939-8/06  VTFRHSRC

Semiannual Report June 30, 2006

EATON VANCE

VT

WORLDWIDE

HEALTH

SCIENCES

FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at
1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance VT Worldwide Health Sciences Fund as of June 30, 2006

INVESTMENT UPDATE

The Fund

Performance for the Past Six Months

•                  For the six months ended June 30, 2006, the Fund’s shares had a total return of -5.82%.(1) This return was the result of a decrease in net asset value to $11.33 on June 30, 2006, from $12.03 on December 31, 2005.

•                  The Fund underperformed its primary benchmark, the S&P 500 Index, which had a total return of 2.71% for the six months ended June 30, 2006. The Fund also lagged the -3.67% average return of funds in its peer group, the Lipper Health/Biotechnology Fund Classification. The Fund also underperformed its secondary benchmark, the Morgan Stanley Capital International (MSCI) World Pharmaceuticals, Biotechnology, and Life Sciences Index, which returned 5.54% during the same period.(2)

Management Discussion

•                  The biotechnology sector suffered a decisive reversal after strong performance in the first two months of the year. The primary cause was a broad decline in equity markets precipitated by concerns about rising inflation, interest rates and tensions in the Middle East. Management believes this broader market decline — combined with concurrent strong performance from oil, commodities and associated stocks— suggested that the causes of poor biotechnology stock price performance may have been unrelated to, or occurring outside of, the sector itself. In support of this view, fundamentals for biotech companies remained generally strong during the period, and news flow was also encouraging.

•                  Numerous new product launches and approvals occurred during the quarter, including an innovative “triple combination” AIDS pill, a breakthrough treatment for macular degeneration, the return of a powerful multiple sclerosis drug to the market and a first-in-class treatment for Pompe’s disease.

•                  Industry fundamentals remained strong and were characterized by vigorous growth. One bellwether biotech firm reported nearly 60% growth in earnings per share, driven by its industry-leading oncology franchise. Other industry leaders continued to report earnings growth near or in excess of the 20% trend seen in recent years. Yet despite these healthy fundamentals, current forward price/earnings ratios, a common measure of stock valuation, were, at June 30, 2006, the cheapest they had been in a decade on either an absolute basis or relative to the broader stock market.

•                  The Fund’s biotechnology holdings, which made up a majority of the portfolio, underperformed during the period in spite of solid fundamentals and earnings results.* This underperformance was due to disappointing returns among certain holdings that had delayed product launches because of a need for additional trials, as well as a general decline in the sector. In response to heightened geopolitical tensions and higher global interest rates, investors moved assets to less volatile sectors, such as fixed-income and large-cap value stocks during the period.

•                  Biotech stocks also appeared to follow the decline of pharmaceuticals, which fell to historically low valuations because of a significant degradation in their growth rates driven by patent expirations, weak pipelines of new products, and low research productivity. However, management believes these issues are unrelated to the biotech sector. For example, one leading biotech firm currently trades at approximately the same price/earnings ratio as a typical large pharmaceutical company, despite having an expected earnings growth rate that is almost twice as high.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

*      Holdings are subject to change due to active management.

(1)   There is no sales charge. Insurance-related charges are not included in calculations of returns. Such expenses would reduce the overall returns shown. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

(2)   It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The S&P 500 Index is a broad-based, unmanaged market index commonly used as a measure of overall U.S. stock market performance. The MSCI World Pharmaceuticals, Biotechnology, and Life Sciences Index, which recently changed its name from the Morgan Stanley Capital International (MSCI) World Pharmaceuticals and Biotechnology USD Index, is an unmanagedglobal index of common stocks in the pharmaceutical, biotechnology, and life sciences industries. The Fund’s performance is compared to the performance of a domestic index and a foreign index because it invests in domestic and foreign securities.

The views expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

1

FUND PERFORMANCE

Performance(1)

Average Annual Total Returns at net asset value

One Year	6.69%
Five Years	2.49
Life of Fund†	2.45

†      Inception Date – 5/2/01

(1)   The Fund has no sales charge. Returns do not include insurance-related charges. Such expenses would reduce the overall returns shown.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

2

PORTFOLIO INFORMATION

Sector Distribution†

As a percentage of the Fund’s investments

Regional Distribution†

As a percentage of the Fund’s investments

†                  As of June 30, 2006. Portfolio information may not be representative of the Fund’s current or future investments and may change due to active management.

Top Ten Common Stock Holdings*

As a percentage of the Fund’s investments

Novartis	7.1%
Amgen Inc.	6.3
Genentech Inc	6.0
Takeda Pharmaceutical Co Ltd	5.7
Genzyme Corp.	4.9
Medimmune Inc.	4.7
Schering-Plough Corporation	4.5
Chugai Pharmaceutical Co Ltd	4.3
Eli Lilly & Co	4.2
Astellas Pharma	4.2

*    Top Ten Holdings represented 51.9% of total investments as of June 30, 2006. Portfolio information may not be representative of the Fund’s current or future investments and may change due to active management.

3

Eaton Vance VT Worldwide Health Sciences Fund as of June 30, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur ongoing costs including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 – June 30, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, on $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy ("variable contracts") (if applicable). Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and will help you determine the relative total costs of owning different funds. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

Eaton Vance VT Worldwide Health Sciences Fund

	Beginning Account Value (1/1/06)	Ending Account Value (6/30/06)	Expenses Paid During Period* (1/1/06 – 6/30/06)
Actual	$1,000.00	$941.80	$7.99
Hypothetical
(5% return per year before expenses)	$1,000.00	$1,016.60	$8.30

* Expenses are equal to the Fund's annualized expense ratio of 1.66% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2005. Expenses shown do not include insurance-related charges.

4

Eaton Vance VT Worldwide Health Sciences Fund as of June 30, 2006

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 95.24%
Security	Shares	Value	Percentage of Net Assets
Major Capitalization-Europe — 11.01%(1)
Novartis AG	36,000	$1,938,908	7.03%
Serono SA, Class B	1,600	1,099,070	3.98%
		$3,037,978	11.01%
Major Capitalization-Far East — 14.22%(1)
Astellas Pharma, Inc.	31,690	$1,166,191	4.23%
Chugai Pharmaceuticals Co., Ltd.	58,000	1,185,597	4.30%
Takeda Pharmaceutical Co., Ltd.	25,200	1,570,355	5.69%
		$3,922,143	14.22%
Major Capitalization-North America — 40.34%(1)
Amgen, Inc.(3)	26,700	$1,741,641	6.31%
Genentech, Inc.(3)	20,000	1,636,000	5.93%
Genzyme Corp.(3)	21,900	1,336,995	4.84%
Lilly (Eli) & Co.	21,100	1,166,197	4.23%
Medimmune, Inc.(3)	48,000	1,300,800	4.71%
Pfizer, Inc.	36,700	861,349	3.12%
Schering-Plough Corp.	65,200	1,240,756	4.50%
St. Jude Medical, Inc.(3)	24,000	778,080	2.82%
Wyeth	24,100	1,070,281	3.88%
		$11,132,099	40.34%
Specialty Capitalization-Europe — 0.72%(2)
Acambis plc(3)	64,000	$200,123	0.72%
		$200,123	0.72%
Specialty Capitalization-North America — 28.95%(2)
Adolor Corp.(3)	25,000	$625,250	2.27%
Affymetrix, Inc.(3)	20,000	512,000	1.85%
BioMarin Pharmaceutical, Inc.(3)	38,000	546,060	1.98%
Cephalon, Inc.(3)	10,600	637,060	2.31%
Enzon Pharmaceuticals, Inc.(3)	18,600	140,244	0.51%
Exelixis, Inc.(3)	45,000	452,250	1.64%
Gen-Probe, Inc.(3)	20,000	1,079,600	3.91%
LifeCell Corp.(3)	10,000	309,200	1.12%
Ligand Pharmaceuticals, Inc., Class B(3)	42,000	354,900	1.29%
Millennium Pharmaceuticals, Inc.(3)	84,000	837,480	3.03%
NPS Pharmaceuticals, Inc.(3)	34,800	169,824	0.61%
OSI Pharmaceuticals, Inc.(3)	22,000	725,120	2.63%

Security	Shares	Value	Percentage of Net Assets
Specialty Capitalization-North America (continued)
Savient Pharmaceuticals, Inc.(3)	44,300	$232,575	0.84%
Tanox, Inc.(3)	30,000	414,900	1.50%
Vertex Pharmaceuticals, Inc.(3)	26,000	954,460	3.46%
		$7,990,923	28.95%
Total Common Stocks (identified cost $23,563,634)		$26,283,266
Time Deposits — 4.26%
Security	Principal Amount (000's omitted)	Value	Percentage of Net Assets
Investors Bank and Trust Company Time Deposit, 5.30%, 7/3/06	$544	$544,000	1.97%
Societe Generale Time Deposit, 5.281%, 7/3/06	632	632,000	2.29%
Time Deposits (at amortized cost, $1,176,000)		$1,176,000
Total Investments (identified cost $24,739,634)		$27,459,266	99.50%
Other Assets, Less Liabilities		$136,796	0.50%
Net Assets		$27,596,062	100.00%

(1)  Major capitalization is defined as market value of $5 billion or more.

(2)  Specialty capitalization is defined as market value of less than $5 billion.

(3)  Non-income producing security.

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
United States	73.56%	$20,299,022
Japan	14.21	3,922,143
Switzerland	11.01	3,037,978
United Kingdom	0.72	200,123
	99.50%	$27,459,266

See notes to financial statements

5

Eaton Vance VT Worldwide Health Sciences Fund as of June 30, 2006

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2006

Assets
Investments, at value (identified cost, $24,739,634)	$27,459,266
Cash	7,224
Foreign currency, at value (cost $10,738)	10,909
Receivable for investments sold	268,267
Receivable for Fund shares sold	4,152
Dividends and interest receivable	5,767
Tax reclaim receivable	26,377
Total assets	$27,781,962
Liabilities
Payable for investments purchased	$112,038
Payable to affiliate for service fees	17,505
Payable to affiliate for investment advisory fees	17,159
Payable to affiliate for administration fees	5,634
Payable for Fund shares redeemed	1,496
Payable to affiliate for Trustees' fees	438
Accrued expenses	31,630
Total liabilities	$185,900
Net Assets for 2,435,486 shares of beneficial interest outstanding	$27,596,062
Sources of Net Assets
Paid-in capital	$24,649,742
Accumulated net realized gain (computed on the basis of identified cost)	306,873
Accumulated net investment loss	(80,662)
Net unrealized appreciation (computed on the basis of identified cost)	2,720,109
Total	$27,596,062
Net Asset Value, Offering Price and Redemption Price Per Share
($27,596,062 ÷ 2,435,486 shares of beneficial interest outstanding)	$11.33

Statement of Operations

For the Six Months Ended
June 30, 2006

Investment Income
Dividends (net of foreign taxes, $10,142)	$126,373
Interest	28,519
Total investment income	$154,892
Expenses
Investment adviser fee	$118,112
Administration fee	35,507
Trustees' fees and expenses	835
Distribution and service fees	35,507
Custodian fee	23,196
Legal and accounting services	13,156
Transfer and dividend disbursing agent fees	6,422
Miscellaneous	2,819
Total expenses	$235,554
Net investment loss	$(80,662)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$476,943
Foreign currency transactions	(7,347)
Net realized gain	$469,596
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(2,087,148)
Foreign currency	1,851
Net change in unrealized appreciation (depreciation)	$(2,085,297)
Net realized and unrealized loss	$(1,615,701)
Net decrease in net assets from operations	$(1,696,363)

See notes to financial statements

6

Eaton Vance VT Worldwide Health Sciences Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
From operations — Net investment loss	$(80,662)	$(223,482)
Net realized gain (loss) from investment and foreign currency transactions	469,596	(83,882)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(2,085,297)	2,262,157
Net increase (decrease) in net assets from operations	$(1,696,363)	$1,954,793
Transactions in shares of beneficial interest — Proceeds from sale of shares	$3,044,963	$4,082,618
Cost of shares redeemed	(2,701,170)	(5,296,792)
Net increase (decrease) in net assets from Fund share transactions	$343,793	$(1,214,174)
Net increase (decrease) in net assets	$(1,352,570)	$740,619
Net Assets
At beginning of period	$28,948,632	$28,208,013
At end of period	$27,596,062	$28,948,632
Accumulated net investment loss included in net assets
At end of period	$(80,662)	$—

See notes to financial statements

7

Eaton Vance VT Worldwide Health Sciences Fund as of June 30, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Six Months Ended June 30, 2006		Year Ended December 31,
	(Unaudited)(1)		2005(1)		2004(1)	2003(1)	2002(1)		2001(1)(2)
Net asset value — Beginning of period	$12.030		$11.240		$10.580	$8.140	$11.590		$10.000
Income (loss) from operations
Net investment loss	$(0.033)		$(0.090)		$(0.127)	$(0.141)	$(0.150)		$(0.213)
Net realized and unrealized gain (loss)	(0.667)		0.880		0.787	2.581	(3.300)		1.803
Total income (loss) from operations	$(0.700)		$0.790		$0.660	$2.440	$(3.450)		$1.590
Net asset value — End of period	$11.330		$12.030		$11.240	$10.580	$8.140		$11.590
Total Return(3)	(5.82)%		7.03%		6.24%	29.98%	(29.77)%		15.90%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$27,596		$28,949		$28,208	$24,284	$13,086		$7,874
Ratios (As a percentage of average daily net assets):
Expenses	1.66	%(4)	1.72	%†	1.88%	2.19%	2.50%		3.80	%(4)
Expenses after custodian fee reduction	1.66	%(4)	1.72	%†	1.88%	2.19%	2.50%		3.80	%(4)
Net investment loss	(0.57	)%(4)	(0.82	)%†	(1.18)%	(1.48)%	(1.70)%		(2.90	)%(4)
Portfolio Turnover	15%		14%		21%	29%	0	%(5)	0	%(5)

†  The operating expenses of the Fund reflect a reduction of the investment adviser fee. Had such action not been taken, the ratios would have been the same.

(1)  Net investment loss was computed using average shares outstanding.

(2)  For the period from the start of business, May 2, 2001, to December 31, 2001.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Annualized.

(5)  Portfolio turnover is less than 1%.

See notes to financial statements

8

Eaton Vance VT Worldwide Health Sciences Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance VT Worldwide Health Sciences Fund (the Fund) is a diversified series of Eaton Vance Variable Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund seeks long-term capital growth by investing in a worldwide and diversified portfolio of securities of health sciences companies. The Fund is made available only to separate accounts established by participating insurance companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. The daily valuation of foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. Investments held by the Fund for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2005, the Fund, for federal income tax purposes had a capital loss carryover of $147,673 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryover will expire December 31, 2011 ($66,856) and December 31, 2013 ($80,817).

D  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statements of Operations. For the six months ended June 30, 2006, there were no credit balances used to reduce the Fund's custodian fee.

9

Eaton Vance VT Worldwide Health Sciences Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

E  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

H  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

I  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as nonhedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains and losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

J  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

K  Interim Financial Statements — The interim financial statements relating to June 30, 2006 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and at least one distribution annually of all of its net realized capital gains. Distributions are paid in the form of additional shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distribution in cash. Shareholders may reinvest all distributions in shares of the Fund at the net asset value as of the close of business on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  Shares of Beneficial Interest

The Trust has an underwriting agreement relating to the Fund with Eaton Vance Distributors, Inc. (EVD). The underwriting agreement presently provides that EVD, through the Fund's transfer agent, accepts orders for shares at net asset value and no sales commission or load is charged. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products. The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At June 30, 2006, separate accounts of two insurance companies owned

10

Eaton Vance VT Worldwide Health Sciences Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

48% and 52%, respectively, of the Fund's shares outstanding. Transactions in Fund shares were as follows:

	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Sales	257,885	374,847
Redemptions	(228,911)	(477,399)
Net increase (decrease)	28,974	(102,552)

4  Investment Adviser Fee and Other Transactions with Affiliates

Pursuant to the Advisory Agreement, OrbiMed Advisors, LLC (OrbiMed) serves as the Investment Adviser of the Fund. Under this agreement, OrbiMed receives a monthly fee at the annual rate of 1% of the Fund's first $30 million in average net assets, 0.90% of the next $20 million in average net assets, 0.75% of the next $450 million in average net assets, and 0.70% of the next $500 million in average net assets. The fee rate declines for net assets of $1 billion and greater. In addition, effective May 1, 2002, OrbiMed's fee is subject to an upward or downward performance fee adjustment of up to 0.25% of the average daily net assets of the Fund based upon the investment performance of the Fund compared to the Standard & Poor's 500 Index over specified periods. For the six months ended June 30, 2006, the fee was equivalent to 0.83% (annualized) of the Fund's average daily net assets and amounted to $118,112.

Under an Administration Agreement between the Fund and its Administrator, Eaton Vance Management (EVM), EVM manages and administers the affairs of the Fund. EVM earns a monthly fee at the annual rate of 0.25% of average daily net assets. For the six months ended June 30, 2006, the administration fee was 0.25% (annualized) of average net assets and amounted to $35,507.

Except for Trustees of the Fund who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser and administration fees. Certain officers and Trustees of the Fund are officers of the above organizations.

5  Distribution and Service Fees

The Fund has in effect a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees") and service fees to insurance companies for personal and/or shareholder account services to account holders of insurance product separate accounts. The Fund pays distribution and service fees equal to 0.25% of average daily net assets annually which will be paid quarterly. After the sale of shares, the principal underwriter receives the distribution and service fees payable for those shares for the first year after the sale. Distribution and service fees for the six months ended June 30, 2006 amounted to $35,507.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $4,021,851 and $4,434,401 respectively, for the six months ended June 30, 2006.

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each

11

Eaton Vance VT Worldwide Health Sciences Fund as of June 30, 2006

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

quarter. The Fund did not have any significant borrowings or allocated fees during the six months ended June 30, 2006.

9  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investment securities of the Fund at June 30, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$24,739,634
Gross unrealized appreciation	$5,290,727
Gross unrealized depreciation	(2,571,095)
Net unrealized appreciation	$2,719,632

The net unrealized appreciation on foreign currency transactions was $477 at June 30, 2006.

12

Eaton Vance VT Worldwide Health Sciences Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the

13

Eaton Vance VT Worldwide Health Sciences Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance VT Worldwide Health Sciences Fund (the "Fund") with OrbiMed Advisors LLC (the "Adviser") as well as the administrative services agreement of the Fund with Eaton Vance Management (the "Administrator"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the administrative services agreement.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and the administrative services agreement, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Administrator.

The Board considered the Adviser's and the Administrator's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board noted the Adviser's experience in managing health sciences portfolios and the experience of the 22 professional and ten support staff including portfolio managers, traders and analysts who provide services under the investment advisory agreement. The Board evaluated the level of skill and expertise required to manage the Fund and concluded that the human resources available at the Adviser were appropriate to fulfill effectively its duties on behalf of the Fund. The Board reviewed the compliance programs of the Adviser, the Administrator and their respective affiliates. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and Administrator and their affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the administrative services agreement, respectively.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2005 for the Fund. The Board noted the fact that performance of the Fund has lagged. The Board noted that the Adviser had added resources that will enable the Adviser to consider a broader range of investment opportunities within the health sciences sector. In addition, the Board noted that the Adviser was reevaluating its foreign investment strategy, which had adversely affected performance. The Board concluded that it would be appropriate to allow reasonable time to evaluate the effectiveness of these actions.

14

Eaton Vance VT Worldwide Health Sciences Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fee rates, payable by the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser and the Administrator had undertaken to waive fees and/or pay expenses of the Fund permanently in an agreed-upon amount. In addition, the Board noted that the advisory fee includes a performance-based component that is intended to align the interests of the Adviser with the interests of shareholders. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Administrator, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator and their respective affiliates in providing investment advisory and administrative services to the Fund and the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized by the Adviser or the Administrator without regard to revenue sharing or other payments by such party in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser or the Administrator in connection with their relationships with the Fund, including the benefits to the Adviser of research services that may be available as a result of securities transactions effected for the Fund and other investment advisory clients and the benefits to the Administrator and its affiliates of payments by the Adviser to an affiliate of the Administrator to support marketing of the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and the Administrator, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's and the Administrator's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund on the other hand. The Board also concluded that the structure of the investment advisory fee, which includes breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

15

Eaton Vance VT Worldwide Health Sciences Fund

INVESTMENT MANAGEMENT

Officers
James B. Hawkes
President and Trustee
Samuel D. Isaly
Vice President
Scott H. Page
Vice President
Duncan W. Richardson
Vice President
Payson F. Swaffield
Vice President
Barbara E. Campbell
Treasurer
Alan R. Dynner
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

16

Administrator of Eaton Vance VT Worldwide Health Sciences Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Adviser of Eaton Vance VT Worldwide Health Sciences Fund
OrbiMed Advisors LLC

767 3rd Avenue
New York, NY 10017

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Eaton Vance VT Worldwide Health Sciences Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

  VTHSSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms). Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration. Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company). Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

Not required in this filing

Item 5. Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Variable Trust

By:	/s/James B. Hawkes
James B. Hawkes
President

Date:	August 11, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	August 11, 2006

By:	/s/James B. Hawkes
James B. Hawkes
President

Date:	August 11, 2006